SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                               October 15, 1999
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                           Lucent Technologies Inc.
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            (Exact name of registrant as specified in its charter)

                                   Delaware
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                (State or other jurisdiction of incorporation)

               1-11639                                  22-3408857
        (Commission File Number)            (IRS Employer Identification No.)

      600 Mountain Avenue, Murray Hill, New Jersey         07974
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       (Address of principal executive offices)          (Zip Code)

                                 (908) 582-8500
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                         (Registrant's Telephone Number)


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Item 2.   Acquisition or Disposition of Assets.

          On October 15, 1999, Lucent Technologies Inc. ("Lucent"), a Delaware corporation, and International Network Services ("INS"), a Delaware corporation, consummated a merger (the "Merger") whereby Intrepid Merger Inc. ("Merger Sub"), a Delaware corporation and a wholly owned subsidiary of Lucent, was merged with and into INS pursuant to a Merger Agreement (the "Merger Agreement"), dated as of August 9, 1999. INS has survived the Merger as a wholly owned Delaware subsidiary of Lucent, and will continue under the name, "International Network Services."

          Prior to the Merger, the assets of INS were used to provide professional services for the full life cycle of a network, including planning, design, implementation, operations and optimization. Lucent intends to continue such uses for the assets of INS.

          Pursuant to the terms of the Merger Agreement, each issued and outstanding share of common stock of INS ("INS Common Stock") was converted into the right to receive 0.8473 shares of common stock of Lucent ("Lucent Common Stock"). Lucent will issue approximately 49 million shares of Lucent Common Stock in exchange for all of the outstanding shares of INS Common Stock. In addition, each option to purchase INS Common Stock outstanding at the time of the Merger under INS's stock option plans was converted into an option to purchase the number of shares of Lucent Common Stock equal to the number of shares of INS Common Stock subject to such option multiplied by the exchange ratio for the Merger, and the associated exercise price was adjusted accordingly.

Item 7.   Financial Statements and Exhibits

(a)       Financial statements of businesses acquired.
          Not applicable.

(b)       Pro forma financial information.
          Not applicable.

(c)       Exhibits

          2.1 Agreement and Plan of Merger dated as of August 9, 1999, by and among Lucent Technologies Inc., Intrepid Merger Inc. and International Network Services (incorporated by reference to
               Exhibit 2.1 to Registration Statement (No. 333-87151) on Form
               S-4).


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                                                                       Form 8-K

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           LUCENT TECHNOLOGIES INC.

                           /s/ James S. Lusk
                           --------------------------
                           Name:   James S. Lusk
                           Title:  Vice President and Controller
                                   (Principal Accounting Officer)

Date: October 29, 1999


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INDEX TO EXHIBITS


Exhibit No.                             Description
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2.1                 Agreement and Plan of Merger dated as of August 9,
                    1999, by and among Lucent Technologies Inc., Intrepid Merger Inc. and International Network Services (incorporated by reference to Exhibit 2.1 to Registration Statement (No. 333-87151) on Form S-4).